RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2018

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President, Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Marketing & Communications
T: +1 441 239 4932

Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 19 through 22 for Comments on Regulation G.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Highlights
Gross premiums written	$1,159,652	$407,766	$640,269	$827,415	$922,090
Net premiums written	$663,044	$288,223	$483,221	$555,745	$544,136
Net premiums earned	$440,282	$421,473	$547,792	$382,265	$366,045
Net claims and claim expenses incurred	171,703	304,064	1,221,696	142,587	193,081
Acquisition expenses	97,711	98,598	76,761	88,251	83,282
Operating expenses	41,272	29,192	42,537	41,766	47,283
Underwriting income (loss)	$129,596	$(10,381)	$(793,202)	$109,661	$42,399

Net investment income	$56,476	$73,464	$40,257	$54,163	$54,325
Net realized and unrealized (losses) gains on investments	(82,144)	(7,716)	42,052	58,113	43,373
Total investment result	$(25,668)	$65,748	$82,309	$112,276	$97,698

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$56,713	$(3,452)	$(504,812)	$171,142	$92,352
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$135,209	$41,353	$(544,153)	$116,814	$53,686

Total assets	$15,922,202	$15,226,131	$15,044,924	$13,705,680	$13,319,627
Total shareholders' equity attributable to RenaissanceRe	$4,436,253	$4,391,375	$4,403,012	$4,955,255	$4,860,837

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$1.42	$(0.09)	$(12.75)	$4.24	$2.25
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$3.40	$1.05	$(13.74)	$2.88	$1.30
Dividends per common share	$0.33	$0.32	$0.32	$0.32	$0.32
Book value per common share	$100.29	$99.72	$100.00	$113.08	$109.37
Tangible book value per common share (1)	$93.63	$93.23	$93.45	$106.52	$102.82
Tangible book value per common share plus accumulated dividends (1)	$111.96	$111.23	$111.13	$123.88	$119.86
Change in tangible book value per common share plus change in accumulated dividends (1)	0.8%	0.1%	(12.0)%	3.9%	1.2%

Financial ratios
Net claims and claim expense ratio - current accident year	46.1%	81.0%	220.8%	49.1%	44.8%
Net claims and claim expense ratio - prior accident years	(7.1)%	(8.9)%	2.2%	(11.8)%	7.9%
Net claims and claim expense ratio - calendar year	39.0%	72.1%	223.0%	37.3%	52.7%
Underwriting expense ratio	31.6%	30.4%	21.8%	34.0%	35.7%
Combined ratio	70.6%	102.5%	244.8%	71.3%	88.4%
Return on average common equity - annualized	5.7%	(0.3)%	(47.2)%	15.2%	8.3%
Operating return on average common equity - annualized (1)	13.5%	4.2%	(50.8)%	10.3%	4.8%
Total investment return - annualized	(1.0)%	2.6%	3.4%	4.8%	4.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Revenues
Gross premiums written	$1,159,652	$407,766	$640,269	$827,415	$922,090
Net premiums written	$663,044	$288,223	$483,221	$555,745	$544,136
(Increase) decrease in unearned premiums	(222,762)	133,250	64,571	(173,480)	(178,091)
Net premiums earned	440,282	421,473	547,792	382,265	366,045
Net investment income	56,476	73,464	40,257	54,163	54,325
Net foreign exchange gains (losses)	3,757	(490)	(156)	3,109	8,165
Equity in earnings (losses) of other ventures	857	2,200	1,794	5,543	(1,507)
Other (loss) income	(1,242)	2,362	2,996	2,392	1,665
Net realized and unrealized (losses) gains on investments	(82,144)	(7,716)	42,052	58,113	43,373
Total revenues	417,986	491,293	634,735	505,585	472,066
Expenses
Net claims and claim expenses incurred	171,703	304,064	1,221,696	142,587	193,081
Acquisition expenses	97,711	98,598	76,761	88,251	83,282
Operational expenses	41,272	29,192	42,537	41,766	47,283
Corporate expenses	6,733	4,237	4,413	4,636	5,286
Interest expense	11,767	11,777	11,799	10,091	10,526
Total expenses	329,186	447,868	1,357,206	287,331	339,458
Income (loss) before taxes	88,800	43,425	(722,471)	218,254	132,608
Income tax benefit (expense)	3,407	(41,226)	18,977	(3,904)	(334)
Net income (loss)	92,207	2,199	(703,494)	214,350	132,274
Net (income) loss attributable to noncontrolling interests	(29,899)	(56)	204,277	(37,612)	(34,327)
Net income (loss) attributable to RenaissanceRe	62,308	2,143	(499,217)	176,738	97,947
Dividends on preference shares	(5,595)	(5,595)	(5,595)	(5,596)	(5,595)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$56,713	$(3,452)	$(504,812)	$171,142	$92,352

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$1.42	$(0.09)	$(12.75)	$4.25	$2.26
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$1.42	$(0.09)	$(12.75)	$4.24	$2.25
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$3.40	$1.05	$(13.74)	$2.88	$1.30

Return on average common equity - annualized	5.7%	(0.3)%	(47.2)%	15.2%	8.3%
Operating return on average common equity - annualized (1)	13.5%	4.2%	(50.8)%	10.3%	4.8%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended March 31, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$706,968	$452,684	$—	$1,159,652
Net premiums written	$354,077	$308,967	$—	$663,044
Net premiums earned	$225,049	$215,233	$—	$440,282
Net claims and claim expenses incurred	30,607	141,078	18	171,703
Acquisition expenses	40,721	56,990	—	97,711
Operational expenses	26,546	14,593	133	41,272
Underwriting income (loss)	$127,175	$2,572	$(151)	$129,596

Net claims and claim expenses incurred - current accident year	$58,169	$144,869	$—	$203,038
Net claims and claim expenses incurred - prior accident years	(27,562)	(3,791)	18	(31,335)
Net claims and claim expenses incurred - total	$30,607	$141,078	$18	$171,703

Net claims and claim expense ratio - current accident year	25.8%	67.3%		46.1%
Net claims and claim expense ratio - prior accident years	(12.2)%	(1.8)%		(7.1)%
Net claims and claim expense ratio - calendar year	13.6%	65.5%		39.0%
Underwriting expense ratio	29.9%	33.3%		31.6%
Combined ratio	43.5%	98.8%		70.6%

	Three months ended March 31, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$520,529	$401,561	$—	$922,090
Net premiums written	$289,871	$254,265	$—	$544,136
Net premiums earned	$186,988	$179,059	$(2)	$366,045
Net claims and claim expenses incurred	38,838	154,571	(328)	193,081
Acquisition expenses	29,103	54,179	—	83,282
Operational expenses	27,665	19,607	11	47,283
Underwriting income (loss)	$91,382	$(49,298)	$315	$42,399

Net claims and claim expenses incurred - current accident year	$39,766	$124,309	$—	$164,075
Net claims and claim expenses incurred - prior accident years	(928)	30,262	(328)	29,006
Net claims and claim expenses incurred - total	$38,838	$154,571	$(328)	$193,081

Net claims and claim expense ratio - current accident year	21.3%	69.4%		44.8%
Net claims and claim expense ratio - prior accident years	(0.5)%	16.9%		7.9%
Net claims and claim expense ratio - calendar year	20.8%	86.3%		52.7%
Underwriting expense ratio	30.3%	41.2%		35.7%
Combined ratio	51.1%	127.5%		88.4%

3

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Gross premiums written	$706,968	$95,166	$325,395	$499,347	$520,529
Net premiums written	$354,077	$82,286	$269,393	$336,464	$289,871
Net premiums earned	$225,049	$215,046	$336,838	$192,198	$186,988
Net claims and claim expenses incurred	30,607	181,712	1,044,418	33,017	38,838
Acquisition expenses	40,721	38,699	17,514	28,500	29,103
Operational expenses	26,546	17,353	25,123	24,053	27,665
Underwriting income (loss)	$127,175	$(22,718)	$(750,217)	$106,628	$91,382

Net claims and claim expenses incurred - current accident year	$58,169	$210,340	$1,036,586	$56,889	$39,766
Net claims and claim expenses incurred - prior accident years	(27,562)	(28,628)	7,832	(23,872)	(928)
Net claims and claim expenses incurred - total	$30,607	$181,712	$1,044,418	$33,017	$38,838

Net claims and claim expense ratio - current accident year	25.8%	97.8%	307.7%	29.6%	21.3%
Net claims and claim expense ratio - prior accident years	(12.2)%	(13.3)%	2.4%	(12.4)%	(0.5)%
Net claims and claim expense ratio - calendar year	13.6%	84.5%	310.1%	17.2%	20.8%
Underwriting expense ratio	29.9%	26.1%	12.6%	27.3%	30.3%
Combined ratio	43.5%	110.6%	322.7%	44.5%	51.1%

	Three months ended
Casualty and Specialty Segment	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Gross premiums written	$452,684	$312,600	$314,881	$328,068	$401,561
Net premiums written	$308,967	$205,926	$213,835	$219,281	$254,265
Net premiums earned	$215,233	$206,416	$210,961	$190,065	$179,059
Net claims and claim expenses incurred	141,078	123,225	177,433	109,797	154,571
Acquisition expenses	56,990	59,898	59,248	59,752	54,179
Operational expenses	14,593	11,840	17,389	17,712	19,607
Underwriting income (loss)	$2,572	$11,453	$(43,109)	$2,804	$(49,298)

Net claims and claim expenses incurred - current accident year	$144,869	$131,057	$172,675	$130,802	$124,309
Net claims and claim expenses incurred - prior accident years	(3,791)	(7,832)	4,758	(21,005)	30,262
Net claims and claim expenses incurred - total	$141,078	$123,225	$177,433	$109,797	$154,571

Net claims and claim expense ratio - current accident year	67.3%	63.5%	81.9%	68.8%	69.4%
Net claims and claim expense ratio - prior accident years	(1.8)%	(3.8)%	2.2%	(11.0)%	16.9%
Net claims and claim expense ratio - calendar year	65.5%	59.7%	84.1%	57.8%	86.3%
Underwriting expense ratio	33.3%	34.8%	36.3%	40.7%	41.2%
Combined ratio	98.8%	94.5%	120.4%	98.5%	127.5%

4

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Revenues
Gross premiums written	$139,664	$5,145	$68,352	$132,009	$116,680
Net premiums written	$116,996	$2,832	$63,442	$116,523	$98,695
(Increase) decrease in unearned premiums	(52,623)	60,210	41,278	(56,246)	(42,492)
Net premiums earned	64,373	63,042	104,720	60,277	56,203
Net investment income	10,078	9,488	8,334	8,065	7,756
Net foreign exchange gains (losses)	505	(70)	(66)	224	348
Other income	1	—	—	679	1
Net realized and unrealized (losses) gains on investments	(16,832)	(10,641)	528	2,207	2,061
Total revenues	58,125	61,819	113,516	71,452	66,369
Expenses
Net claims and claim expenses incurred	4,592	61,444	415,669	(2,233)	807
Acquisition expenses	16,007	7,518	(53,773)	17,525	15,892
Operational and corporate expenses	8,409	719	6,441	6,976	6,579
Interest expense	1,858	1,859	1,859	1,858	1,858
Total expenses	30,866	71,540	370,196	24,126	25,136
Income (loss) before taxes	27,259	(9,721)	(256,680)	47,326	41,233
Income tax (expense) benefit	(368)	(157)	1,164	(273)	(23)
Net income (loss) available (attributable) to DaVinciRe common shareholders	$26,891	$(9,878)	$(255,516)	$47,053	$41,210

Net claims and claim expenses incurred - current accident year	$7,943	$68,096	$413,466	$10,500	$5,899
Net claims and claim expenses incurred - prior accident years	(3,351)	(6,652)	2,203	(12,733)	(5,092)
Net claims and claim expenses incurred - total	$4,592	$61,444	$415,669	$(2,233)	$807

Net claims and claim expense ratio - current accident year	12.3%	108.0%	394.8%	17.4%	10.5%
Net claims and claim expense ratio - prior accident years	(5.2)%	(10.5)%	2.1%	(21.1)%	(9.1)%
Net claims and claim expense ratio - calendar year	7.1%	97.5%	396.9%	(3.7)%	1.4%
Underwriting expense ratio	38.0%	13.0%	(45.2)%	40.6%	40.0%
Combined ratio	45.1%	110.5%	351.7%	36.9%	41.4%

5

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Assets
Fixed maturity investments trading, at fair value	$7,404,761	$7,426,555	$7,092,969	$7,282,264	$7,259,851
Short term investments, at fair value	1,616,597	991,863	1,497,262	1,070,950	1,199,797
Equity investments trading, at fair value	387,462	388,254	402,035	393,405	388,424
Other investments, at fair value	692,652	594,793	548,492	561,212	514,667
Investments in other ventures, under equity method	120,232	101,974	101,420	101,077	97,131
Total investments	10,221,704	9,503,439	9,642,178	9,408,908	9,459,870
Cash and cash equivalents	647,973	1,361,592	581,576	623,150	454,087
Premiums receivable	1,684,630	1,304,622	1,521,266	1,533,833	1,283,275
Prepaid reinsurance premiums	794,921	533,546	635,756	705,322	628,091
Reinsurance recoverable	1,572,321	1,586,630	1,588,304	370,586	325,819
Accrued investment income	43,069	42,235	38,366	40,118	40,547
Deferred acquisition costs	477,010	426,551	434,914	430,106	388,681
Receivable for investments sold	111,431	103,145	193,758	170,411	316,948
Other assets	127,571	121,226	164,019	176,816	173,984
Goodwill and other intangibles	241,572	243,145	244,787	246,430	248,325
Total assets	$15,922,202	$15,226,131	$15,044,924	$13,705,680	$13,319,627
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$4,912,727	$5,080,408	$5,192,313	$2,989,806	$2,934,688
Unearned premiums	1,961,746	1,477,609	1,713,069	1,847,206	1,596,495
Debt	989,995	989,623	989,245	988,866	945,701
Reinsurance balances payable	1,758,948	989,090	1,034,454	1,052,494	972,266
Payable for investments purchased	306,664	208,749	377,543	407,312	604,613
Other liabilities	130,505	792,771	301,559	222,658	217,036
Total liabilities	10,060,585	9,538,250	9,608,183	7,508,342	7,270,799
Redeemable noncontrolling interest	1,425,364	1,296,506	1,033,729	1,242,083	1,187,991
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	40,246	40,024	40,029	40,282	40,785
Additional paid-in capital	38,552	37,355	32,852	67,583	131,173
Accumulated other comprehensive income (loss)	194	224	161	(139)	(358)
Retained earnings	3,957,261	3,913,772	3,929,970	4,447,529	4,289,237
Total shareholders' equity attributable to RenaissanceRe	4,436,253	4,391,375	4,403,012	4,955,255	4,860,837
Total liabilities, noncontrolling interests and shareholders' equity	$15,922,202	$15,226,131	$15,044,924	$13,705,680	$13,319,627

Book value per common share	$100.29	$99.72	$100.00	$113.08	$109.37

6

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
U.S. treasuries	$2,834,487	27.7%	$3,168,763	33.3%	$2,956,952	30.7%	$2,826,681	30.0%	$2,635,800	27.9%
Agencies	45,365	0.5%	47,646	0.5%	41,109	0.5%	83,343	0.9%	86,373	0.9%
Municipal	506,470	5.0%	509,802	5.4%	521,220	5.4%	518,912	5.5%	506,109	5.4%
Non-U.S. government (Sovereign debt)	303,056	3.0%	287,660	3.0%	177,855	1.8%	173,667	1.8%	341,725	3.6%
Non-U.S. government-backed corporate	191,202	1.9%	163,651	1.7%	121,892	1.3%	74,620	0.8%	118,092	1.2%
Corporate	2,147,578	21.0%	2,063,459	21.7%	2,028,750	21.0%	2,186,040	23.2%	2,205,442	23.4%
Agency mortgage-backed	693,377	6.8%	500,456	5.3%	499,310	5.2%	567,560	6.0%	505,829	5.3%
Non-agency mortgage-backed	302,638	2.9%	300,331	3.1%	299,530	3.1%	275,268	3.0%	270,983	2.9%
Commercial mortgage-backed	197,126	1.9%	202,062	2.1%	263,029	2.7%	384,610	4.1%	382,874	4.0%
Asset-backed	183,462	1.7%	182,725	2.0%	183,322	1.9%	191,563	2.0%	206,624	2.1%
Total fixed maturity investments, at fair value	7,404,761	72.4%	7,426,555	78.1%	7,092,969	73.6%	7,282,264	77.3%	7,259,851	76.7%
Short term investments, at fair value	1,616,597	15.8%	991,863	10.4%	1,497,262	15.5%	1,070,950	11.4%	1,199,797	12.7%
Equity investments trading, at fair value	387,462	3.8%	388,254	4.1%	402,035	4.2%	393,405	4.2%	388,424	4.1%
Other investments, at fair value	692,652	6.8%	594,793	6.3%	548,492	5.6%	561,212	6.0%	514,667	5.4%
Total managed investment portfolio	10,101,472	98.8%	9,401,465	98.9%	9,540,758	98.9%	9,307,831	98.9%	9,362,739	98.9%
Investments in other ventures, under equity method	120,232	1.2%	101,974	1.1%	101,420	1.1%	101,077	1.1%	97,131	1.1%
Total investments	$10,221,704	100.0%	$9,503,439	100.0%	$9,642,178	100.0%	$9,408,908	100.0%	$9,459,870	100.0%
Credit Quality of Fixed Maturity Investments
AAA	$723,897	9.7%	$739,822	10.0%	$731,560	10.3%	$849,306	11.7%	$1,043,008	14.4%
AA	4,204,030	56.8%	4,341,541	58.5%	4,073,325	57.4%	4,056,958	55.7%	3,832,632	52.8%
A	889,814	12.0%	813,953	11.0%	755,457	10.7%	743,633	10.2%	727,568	10.0%
BBB	540,639	7.3%	522,601	7.0%	546,821	7.7%	578,823	7.9%	598,997	8.3%
Non-investment grade and not rated	1,046,381	14.2%	1,008,638	13.5%	985,806	13.9%	1,053,544	14.5%	1,057,646	14.5%
Total fixed maturity investments, at fair value	$7,404,761	100.0%	$7,426,555	100.0%	$7,092,969	100.0%	$7,282,264	100.0%	$7,259,851	100.0%
Maturity Profile of Fixed Maturity Investments
Due in less than one year	$495,143	6.7%	$546,255	7.3%	$367,091	5.2%	$427,683	5.9%	$514,037	7.1%
Due after one through five years	4,324,744	58.4%	4,521,930	60.9%	4,324,948	61.0%	4,111,191	56.5%	4,004,237	55.2%
Due after five through ten years	1,064,575	14.4%	1,007,656	13.6%	1,001,975	14.1%	1,153,811	15.8%	1,182,697	16.3%
Due after ten years	143,696	1.9%	165,140	2.2%	153,764	2.1%	170,578	2.3%	192,570	2.6%
Mortgage-backed securities	1,193,141	16.1%	1,002,849	13.5%	1,061,869	15.0%	1,227,438	16.9%	1,159,686	16.0%
Asset-backed securities	183,462	2.5%	182,725	2.5%	183,322	2.6%	191,563	2.6%	206,624	2.8%
Total fixed maturity investments, at fair value	$7,404,761	100.0%	$7,426,555	100.0%	$7,092,969	100.0%	$7,282,264	100.0%	$7,259,851	100.0%
Weighted average effective yield of fixed maturity and short term investments	2.9%		2.5%		2.2%		2.3%		2.3%
Average duration of fixed maturities and short term investments	2.4		2.5		2.6		2.6		2.6

7

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Type of Investment
Catastrophe bonds	$476,534	$380,475	$332,044	$348,353	$298,564
Private equity partnerships	190,067	196,220	196,280	194,331	192,975
Senior secured bank loan fund	13,771	17,574	19,572	17,321	21,748
Hedge funds	12,280	524	596	1,207	1,380
Total other investments, at fair value	$692,652	$594,793	$548,492	$561,212	$514,667

Type of Investment
Catastrophe bonds	68.8%	64.0%	60.5%	62.1%	58.0%
Private equity partnerships	27.4%	32.9%	35.8%	34.6%	37.5%
Senior secured bank loan fund	2.0%	3.0%	3.6%	3.1%	4.2%
Hedge funds	1.8%	0.1%	0.1%	0.2%	0.3%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

8

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Fixed maturity investments	$45,643	$46,544	$45,305	$44,356	$43,419
Short term investments	5,304	3,606	2,771	2,981	1,724
Equity investments trading	698	998	930	889	811
Other investments
Private equity investments	(434)	13,215	6,371	6,611	7,802
Other	8,023	12,587	(11,491)	2,899	4,072
Cash and cash equivalents	565	360	352	295	189
	59,799	77,310	44,238	58,031	58,017
Investment expenses	(3,323)	(3,846)	(3,981)	(3,868)	(3,692)
Net investment income	56,476	73,464	40,257	54,163	54,325

Gross realized gains	4,583	6,068	16,343	15,249	11,461
Gross realized losses	(25,853)	(8,930)	(6,126)	(7,243)	(16,533)
Net realized (losses) gains on fixed maturity investments	(21,270)	(2,862)	10,217	8,006	(5,072)
Net unrealized (losses) gains on fixed maturity investments trading	(55,372)	(40,461)	5,545	18,760	24,635
Net realized and unrealized (losses) gains on investments-related derivatives	(4,364)	1,854	(4,020)	(268)	(56)
Net realized gains on equity investments trading	234	30,291	13,675	15,146	20,915
Net unrealized (losses) gains on equity investments trading	(1,372)	3,462	16,635	16,469	2,951
Net realized and unrealized (losses) gains on investments	(82,144)	(7,716)	42,052	58,113	43,373
Total investment result	$(25,668)	$65,748	$82,309	$112,276	$97,698

Total investment return - annualized	(1.0)%	2.6%	3.4%	4.8%	4.1%

9

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
March 31, 2018	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,616,597	$1,616,597	15.8%	1.7%	$1,605,067	$2,000	$7,884	$727	$70	$849
		100.0%			99.3%	0.1%	0.5%	—%	—%	0.1%
Fixed maturity investments
U.S. treasuries	2,871,914	2,834,487	27.7%	2.3%	—	2,834,487	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	19,806	19,384	0.2%	2.5%	—	19,384	—	—	—	—
Other agencies	26,336	25,981	0.3%	2.4%	—	25,981	—	—	—	—
Total agencies	46,142	45,365	0.5%	2.4%	—	45,365	—	—	—	—
Municipal	509,495	506,470	5.0%	2.5%	87,943	241,845	132,759	43,923	—	—
Non-U.S. government (Sovereign debt)	305,647	303,056	3.0%	2.4%	210,449	65,339	25,954	293	1,021	—
Non-U.S. government-backed corporate	192,631	191,202	1.9%	2.7%	68,075	101,280	18,546	1,396	1,905	—
Corporate	2,170,907	2,147,578	21.0%	4.2%	38,088	148,955	705,382	469,467	746,614	39,072
Mortgage-backed
Residential mortgage-backed
Agency securities	704,950	693,377	6.8%	3.3%	—	693,377	—	—	—	—
Non-agency securities - Alt A	232,059	246,669	2.4%	3.8%	8,158	9,849	2,658	9,925	198,303	17,776
Non-agency securities - Prime	52,879	55,969	0.5%	3.9%	5,313	3,938	2,224	2,804	28,179	13,511
Total residential mortgage-backed	989,888	996,015	9.7%	3.5%	13,471	707,164	4,882	12,729	226,482	31,287
Commercial mortgage-backed	199,841	197,126	1.9%	3.3%	154,647	39,001	217	3,261	—	—
Total mortgage-backed	1,189,729	1,193,141	11.6%	3.4%	168,118	746,165	5,099	15,990	226,482	31,287
Asset-backed
Collateralized loan obligations	147,292	147,563	1.4%	3.6%	118,825	20,594	400	7,744	—	—
Credit cards	13,699	13,597	0.1%	2.6%	13,597	—	—	—	—	—
Auto loans	14,659	14,483	0.1%	3.1%	14,483	—	—	—	—	—
Student loans	1,418	1,411	—%	2.7%	1,411	—	—	—	—	—
Other	6,470	6,408	0.1%	3.3%	2,908	—	1,674	1,826	—	—
Total asset-backed	183,538	183,462	1.7%	3.5%	151,224	20,594	2,074	9,570	—	—
Total securitized assets	1,373,267	1,376,603	13.3%	3.4%	319,342	766,759	7,173	25,560	226,482	31,287
Total fixed maturity investments	7,470,003	7,404,761	72.4%	3.1%	723,897	4,204,030	889,814	540,639	976,022	70,359
		100.0%			9.7%	56.8%	12.0%	7.3%	13.2%	1.0%
Equity investments trading		387,462	3.8%		—	—	—	—	—	387,462
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		476,534	4.7%		—	—	—	—	476,534	—
Private equity partnerships		190,067	1.9%		—	—	—	—	—	190,067
Senior secured bank loan fund		13,771	0.1%		—	—	—	—	—	13,771
Hedge funds		12,280	0.1%		—	—	—	—	—	12,280
Total other investments		692,652	6.8%		—	—	—	—	476,534	216,118
		100.0%			—%	—%	—%	—%	68.8%	31.2%
Investments in other ventures		120,232	1.2%		—	—	—	—	—	120,232
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$10,221,704	100.0%		$2,328,964	$4,206,030	$897,698	$541,366	$1,452,626	$795,020
		100.0%			22.8%	41.1%	8.8%	5.3%	14.2%	7.8%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

10

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	March 31, 2018
Issuer	Total	Short term investments	Fixed maturity investments
Bank of America Corp.	$40,578	$—	$40,578
Goldman Sachs Group Inc.	40,411	—	40,411
Morgan Stanley	34,401	—	34,401
JP Morgan Chase & Co.	30,488	—	30,488
Wells Fargo & Co.	29,407	—	29,407
HSBC Holdings PLC	25,571	—	25,571
Citigroup Inc.	23,173	—	23,173
UBS Group AG	21,725	—	21,725
Honda Motor Co., Ltd.	19,540	—	19,540
Sumitomo Mitsui Financial Group	19,018	—	19,018
Total (1)	$284,312	$—	$284,312

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

11

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2018
Property	$701,202	$850,498	$687,209	$2,238,909
Casualty and Specialty	740,809	118,380	1,801,361	2,660,550
Other	4,999	—	8,269	13,268
Total	$1,447,010	$968,878	$2,496,839	$4,912,727

December 31, 2017
Property	$696,285	$896,522	$893,583	$2,486,390
Casualty and Specialty	689,962	124,923	1,760,607	2,575,492
Other	6,605	—	11,921	18,526
Total	$1,392,852	$1,021,445	$2,666,111	$5,080,408

September 30, 2017
Property	$310,871	$416,758	$1,917,573	$2,645,202
Casualty and Specialty	655,328	132,755	1,734,475	2,522,558
Other	9,904	—	14,649	24,553
Total	$976,103	$549,513	$3,666,697	$5,192,313

June 30, 2017
Property	$221,898	$167,510	$216,163	$605,571
Casualty and Specialty	635,834	111,021	1,619,915	2,366,770
Other	2,532	—	14,933	17,465
Total	$860,264	$278,531	$1,851,011	$2,989,806

March 31, 2017
Property	$212,770	$171,257	$231,586	$615,613
Casualty and Specialty	587,083	139,183	1,574,435	2,300,701
Other	2,255	—	16,119	18,374
Total	$802,108	$310,440	$1,822,140	$2,934,688

12

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended March 31, 2018			Three months ended March 31, 2017
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$5,080,408	$1,586,630	$3,493,778	$2,848,294	$279,564	$2,568,730
Incurred claims and claim expenses
Current year	267,018	63,980	203,038	219,860	55,785	164,075
Prior years	(41,276)	(9,941)	(31,335)	31,944	2,938	29,006
Total incurred claims and claim expenses	225,742	54,039	171,703	251,804	58,723	193,081
Paid claims and claim expenses
Current year	11,576	2,526	9,050	9,124	1,395	7,729
Prior years	393,954	65,825	328,129	158,633	11,133	147,500
Total paid claims and claim expenses	405,530	68,351	337,179	167,757	12,528	155,229
Foreign exchange	12,107	3	12,104	2,347	60	2,287
Reserve for claims and claim expenses, end of period	$4,912,727	$1,572,321	$3,340,406	$2,934,688	$325,819	$2,608,869

13

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$56,713	$(3,452)	$(504,812)	$171,142	$92,352
Amount allocated to participating common shareholders (1)	(546)	(113)	(116)	(1,585)	(907)
	$56,167	$(3,565)	$(504,928)	$169,557	$91,445
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	39,552	39,478	39,591	39,937	40,408
Per common share equivalents of employee stock options and restricted shares	47	—	—	87	215
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,599	39,478	39,591	40,024	40,623

Basic income (loss) per RenaissanceRe common share	$1.42	$(0.09)	$(12.75)	$4.25	$2.26
Diluted income (loss) per RenaissanceRe common share	$1.42	$(0.09)	$(12.75)	$4.24	$2.25

(1)
Represents earnings attributable to holders of unvested restricted shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

14

RenaissanceRe Holdings Ltd.
Equity in Earnings (Losses) of Other Ventures

	Three months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Top Layer Re	$2,033	$1,987	$2,722	$2,658	$2,484
Tower Hill Companies	(910)	(412)	(383)	3,206	(4,058)
Other	(266)	625	(545)	(321)	67
Total equity in earnings (losses) of other ventures	$857	$2,200	$1,794	$5,543	$(1,507)

Other (Loss) Income

	Three months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$(1,523)	$1,230	$2,793	$3,134	$1,498
Other items	281	1,132	203	(742)	167
Total other (loss) income	$(1,242)	$2,362	$2,996	$2,392	$1,665

15

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	A+	A1	A+
DaVinci (1)	A	A+	A3	—
Renaissance Reinsurance U.S. (1)	A+	A+	—	—
RenaissanceRe Specialty U.S. (1)	A+	A+	—	—
Renaissance Reinsurance of Europe (1)	A+	A+	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	Very Strong	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent Syndicate 1458's financial strength rating.
(3) The A.M. Best rating for RenaissanceRe refers to the Enterprise Risk Management ("ERM") A.M. Best score within A.M. Best’s credit ratings methodology. The S&P rating for RenaissanceRe represents the rating on its ERM practices.

16

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Property Segment
Catastrophe	$590,337	$35,012	$243,514	$411,500	$414,424
Other property	116,631	60,154	81,881	87,847	106,105
Property segment gross premiums written	$706,968	$95,166	$325,395	$499,347	$520,529

Casualty and Specialty Segment
Professional liability (1)	$157,113	$117,075	$101,482	$101,447	$132,306
General casualty (2)	126,626	$80,538	$107,055	$107,994	$122,293
Financial lines (3)	93,267	83,157	66,186	69,314	85,143
Other (4)	75,678	31,830	40,158	49,313	61,819
Casualty and Specialty segment gross premiums written	$452,684	$312,600	$314,881	$328,068	$401,561

(1)	Includes directors and officers, medical malpractice, and professional indemnity.
(2)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

17

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended March 31, 2018			Three months ended March 31, 2017
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$590,337	$116,631	$706,968	$414,424	$106,105	$520,529
Net premiums written	$281,053	$73,024	$354,077	$220,898	$68,973	$289,871
Net premiums earned	$147,823	$77,226	$225,049	$133,179	$53,809	$186,988
Net claims and claim expenses incurred	9,473	21,134	30,607	6,923	31,915	38,838
Acquisition expenses	17,973	22,748	40,721	9,814	19,289	29,103
Operational expenses	22,095	4,451	26,546	22,476	5,189	27,665
Underwriting income (loss)	$98,282	$28,893	$127,175	$93,966	$(2,584)	$91,382

Net claims and claim expenses incurred - current accident year	$21,542	$36,627	$58,169	$15,174	$24,592	$39,766
Net claims and claim expenses incurred - prior accident years	(12,069)	(15,493)	(27,562)	(8,251)	7,323	(928)
Net claims and claim expenses incurred - total	$9,473	$21,134	$30,607	$6,923	$31,915	$38,838

Net claims and claim expense ratio - current accident year	14.6%	47.4%	25.8%	11.4%	45.7%	21.3%
Net claims and claim expense ratio - prior accident years	(8.2)%	(20.0)%	(12.2)%	(6.2)%	13.6%	(0.5)%
Net claims and claim expense ratio - calendar year	6.4%	27.4%	13.6%	5.2%	59.3%	20.8%
Underwriting expense ratio	27.1%	35.2%	29.9%	24.2%	45.5%	30.3%
Combined ratio	33.5%	62.6%	43.5%	29.4%	104.8%	51.1%

18

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, and the associated income tax expense or benefit, and the exclusion of the write-down of a portion of the Company's deferred tax asset as a result of the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 pursuant to the Tax Cuts and Jobs Act of 2017 (the "Tax Bill"), which was enacted on December 22, 2017. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives, the associated income tax expense or benefit of those fluctuations, and the non-recurring impact of the write-down of a portion of the Company's deferred tax assets as a result of the Tax Bill. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$56,713	$(3,452)	$(504,812)	$171,142	$92,352
Adjustment for net realized and unrealized losses (gains) on investments	82,144	7,716	(42,052)	(58,113)	(43,373)
Adjustment for deferred tax asset write-down (1)	—	36,705	—	—	—
Adjustment for income tax (benefit) expense (2)	(3,648)	384	2,711	3,785	4,707
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$135,209	$41,353	$(544,153)	$116,814	$53,686

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$1.42	$(0.09)	$(12.75)	$4.24	$2.25
Adjustment for net realized and unrealized losses (gains) on investments	2.07	0.20	(1.06)	(1.45)	(1.07)
Adjustment for deferred tax asset write-down (1)	—	0.93	—	—	—
Adjustment for income tax (benefit) expense (2)	(0.09)	0.01	0.07	0.09	0.12
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.40	$1.05	$(13.74)	$2.88	$1.30

Return on average common equity - annualized	5.7%	(0.3)%	(47.2)%	15.2%	8.3%
Adjustment for net realized and unrealized losses (gains) on investments	8.2%	0.8%	(3.9)%	(5.2)%	(3.9)%
Adjustment for deferred tax asset write-down (1)	—%	3.7%	—%	—%	—%
Adjustment for income tax (benefit) expense (2)	(0.4)%	—%	0.3%	0.3%	0.4%
Operating return on average common equity - annualized	13.5%	4.2%	(50.8)%	10.3%	4.8%

(1)
Adjustment for deferred tax asset write-down represents the write-down of a portion of the Company's deferred tax asset as a result of the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 pursuant to the Tax Bill, which was enacted on December 22, 2017.

(2)
Adjustment for income tax (benefit) expense represents the income tax (benefit) expense associated with the adjustment for net realized and unrealized losses (gains) on investments. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

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RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Book value per common share	$100.29	$99.72	$100.00	$113.08	$109.37
Adjustment for goodwill and other intangibles (1)	(6.66)	(6.49)	(6.55)	(6.56)	(6.55)
Tangible book value per common share	93.63	93.23	93.45	106.52	102.82
Adjustment for accumulated dividends	18.33	18.00	17.68	17.36	17.04
Tangible book value per common share plus accumulated dividends	$111.96	$111.23	$111.13	$123.88	$119.86

Quarterly change in book value per common share	0.6%	(0.3)%	(11.6)%	3.4%	0.8%
Quarterly change in tangible book value per common share plus change in accumulated dividends	0.8%	0.1%	(12.0)%	3.9%	1.2%

(1)
At March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, goodwill and other intangibles included $26.3 million, $16.7 million, $17.4 million, $18.1 million and $18.9 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

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RenaissanceRe Holdings Ltd.
Comments on Regulation G
From time to time, the Company discusses “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from Property segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of other property gross premiums written and the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Reinsurance Ltd. ("Top Layer Re"), which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Property segment gross premiums written is included below:

	Three months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Property Segment
Catastrophe	$590,337	$35,012	$243,514	$411,500	$414,424
Other property	116,631	60,154	81,881	87,847	106,105
Property segment gross premiums written	$706,968	$95,166	$325,395	$499,347	$520,529

Managed Catastrophe Premiums
Property segment gross premiums written	$706,968	$95,166	$325,395	$499,347	$520,529
Other property gross premiums written	(116,631)	(60,154)	(81,881)	(87,847)	(106,105)
Catastrophe gross premiums written	$590,337	$35,012	$243,514	$411,500	$414,424
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re	13,660	1,540	1,510	26,337	12,385
Managed catastrophe premiums	$603,997	$36,552	$245,024	$437,837	$426,809

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